UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): December 20, 2017

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ELKHORN ETF TRUST
(Exact name of issuer as specified in its charter)

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Massachusetts	333-201473	81-3255469
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of formation)		Identification No.)

Elkhorn ETF Trust 207 Reber Street, Suite 201 Wheaton, IL 60187
(Address of registrant’s principal executive offices)

Registrant’s telephone number including area code: (703) 984-5858

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 20, 2017 the compliance staff (“Staff”) of Cboe BZX Exchange, Inc. (the “Exchange”) provided written notice to Elkhorn ETF Trust (the “Trust”) that it is not in compliance with the continued listing standard set forth in Exchange Rule 14.11(i)(4)(B)(iii)(a). Rule Rule 14.11(i)(4)(B)(iii)(a) requires that, in order to comply with Exchange continued listing standards, a listed company must maintain, no fewer than 50 record and/or beneficial holders of Units for 30 or more consecutive trading days following the initial twelve-month period beginning upon the commencement of trading of a series of Units. Elkhorn Fundamental Commodity ETF (the “Fund”), a series of the Trust, was reported to have less than 50 beneficial shareholders as of September 21, 2017, October 20, 2017 and November 21, 2017.

In accordance with Exchange procedures, the Trust must submit a written response to the Exchange outlining the Trust’s plan to increase the number of shareholders of the Fund and regain compliance with Rule 14.11(i)(4)(B)(iii)(a). The Trust intends to submit such a response in a timely manner. If the Staff accepts the Trust’s plan to re-gain compliance, the Staff will provide up to a six-month “cure period” beginning on the date of the Exchange’s notification. The Exchange will make available on the consolidated tape a “below compliance” indicator. In order for the Fund to re-gain compliance during the “cure period,” the Trust will be required to demonstrate that the Fund has had at least 50 record or beneficial shareholders. If the Trust is unable to demonstrate that the Fund has at least 50 (record or) beneficial holders by the end of the “cure period,” the Staff may delist the Fund.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements may include words such as “anticipate,” “believe,” “may” and other words and terms of similar meaning, including in connection with any discussion of the timing or nature of future financial performance or other events. Such forward-looking statements are subject to certain risks and uncertainties, including whether the Fund is able to re-gain compliance with Exchange continued listing standards, whether the Fund is able to avoid potential delisting from the Exchange, and other factors disclosed by the Trust from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, the Trust’s actual results may differ materially from those indicated or implied by such forward-looking statements. Except as required by law, the Trust disclaims any obligation to publicly update such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elkhorn ETF Trust

Dated: December 27, 2017	By: /s/ Benjamin Fulton
Name: Benjamin Fulton
Title: President and Chief Executive Officer

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